2014 Shareholders' Meeting

April 24, 2014

UNITY BANCORP INC

Unity's Accomplishments in 2013

- Total Assets – 12.4% increase
- Total Loans – 15.6% increase
  - 20.5% increase in commercial loans
  - 37.8% increase in mortgage loans
- Noninterest-bearing deposits up 18.9%
- Reported earnings of $4.1 million to common stockholders, a 56% increase over prior year
- Diluted EPS of $0.53 vs. $0.34 in 2012

Unity's 2013 Highlights

- Repaid all CPP funds (TARP) and terminated the related warrants
- Record Commercial Loan growth
- Improved credit quality resulted in lower loan loss provisions
- Significant growth in residential mortgage originations
- Continued deposit product mix improvement due to growth in core demand deposits and savings deposits
- Negotiated purchase of three branch locations, 2013 closing
- Opened retail loan production office in Bergen County

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Expand the Mortgage Division by growing list of referring real estate agents – Target 15% growth rate in purchased transactions
- Expansion of SBA Division – Increase 7A Volume
- Growth in core deposits of at least 5%
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group by 2015
- EPS growth of 10% per year

Bank Franchise

- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



New York
Newark
Jersey City
Elizabeth
Hoboken
West Orange
Livingston
Bayonne
Rahway
Edison
Perth Amboy
Sayreville
East Brunswick
Middletown
Old Bridge
Princeton
Plainsboro
Hopewell
Lambertville
Long Valley
Washington
Oxford
Bridgewater
Somerville

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey and #4 and #6 nationwide

			Population		Household Income
County	Branches	Deposits ($000)	2012 Actual	Density (pop./sq.mi.)	2012 Median
Hunterdon, NJ	3	$214,168	129,260	302	$101,682
Middlesex, NJ	4	$166,907	815,917	2,641	$77,407
Union, NJ	3	$103,283	536,116	5,212	$60,991
Somerset, NJ	2	$77,955	326,491	1,082	$100,602
Warren, NJ	2	$29,697	109,117	306	$69,320
Northampton, PA	1	$27,472	299,139	809	$57,616
Unity Aggregate	**16**	**$619,482**	**2,216,040**	**1,872**	**$84,716**
State of New Jersey			**8,830,465**	**1,201**	**$68,960**

(1) UNITY market demographics are deposit-weighted by county.

Recent Financial Performance

Key Bank Ratios

	For the year ended 12/31/2013	
	Unity	Public Banks $300 million – $2.5 billion
Return on average assets	0.61%	0.66%
Return on average equity	7.22%	5.90%
Net interest margin	3.53%	3.55%
Efficiency Ratio	71.34%	72.70%

Summary Balance Sheet

(dollars in millions)

	2013Y	2012Y	2011Y
Assets	$921	$820	$811
Total Loans	679	587	593
Deposits	739	649	644
Equity	57	78	74

Loan Mix

(dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
$657MM
$616MM
$593MM
$587MM
$679MM
9%
26%
20%
45%
9%
24%
21%
46%
8%
21%
23%
48%
8%
18%
23%
51%
7%
13%
27%
53%
2009Y
2010Y
2011Y
2012Y
2013Y
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Commercial and SBA Loan Area

(dollars in thousands)


$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$306,705
$362,322
$63,716
$32,577
$40,454
$29,127
$52,081
$26,474
New Jersey
New York
Pennsylvania
Other
2007
2013

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth


$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$MM
Total Loans
$68.7 MM
Total Loans
$82.4 MM
Total Loans
$133.6 MM
Total Loans
$153.7 MM
$19.8
$24.8
$25.8
$84.7
$48.9
$57.5
$107.8
$69.0
2010
2011
2012
2013
SOLD
PORTFOLIO

Asset Quality Continues to Improve



NPLs / Loans
8%
6%
4%
2%
0%
2.94%
3.60%
3.39%
2.89%
2.31%
2.52%
1.71%
1.17%
1.10%
3.84%
3.81%
3.28%
2.90%
2.98%
2.50%
2.15%
2.52%
2.25%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Without TDRS
With TDRS

Asset Quality

(dollars in thousands)

- 17.5% decline in non-performing assets from 12/31/12
- 65.3% decline in OREO from 12/31/12
- 12.5% decline in nonperforming loans from 12/31/12

Nonperforming Assets (9/30/2013)


Residential Mortgage 6,727K
Consumer 1,680K
OREO 633K
SBA 7A and 504 Loans 3,847K
Commercial 4,029K

Allowance for Loan Losses / Total Loans: 1.94%

(1) NPAs = nonaccrual loans + OREO

5 Year Deposit Trend

(dollars in thousands)

	2009	2010	2011	2012	2013
Noninterest-bearing demand deposits	$80,100	$91,272	$101,193	$114,424	$136,035
Interest-bearing demand deposits	100,046	105,530	104,749	114,838	130,806
Savings	286,334	277,394	278,603	294,533	266,503
Total core deposits	$466,480	$474,196	$484,545	$523,795	$533,344
Total time deposits	$291,759	$180,592	$159,426	$124,965	$205,354
Total deposits	$758,239	$654,788	$643,971	$648,760	$738,698
Cost of interest-bearing deposits	2.66%	1.61%	1.23%	0.84%	0.61%

Summary Income Statement and Profitability

(dollars in millions)

	2013Y	2012Y
Net Interest Income	$27.4	$27.4
Provision for Loan Losses	2.4	4.0
Noninterest Income	6.6	7.3
Noninterest Expense	24.0	24.3
Net Income	5.1	4.2
Net Income to Stockholders	4.1	2.6
Return on Average Assets	0.61%	0.53%
Return on Average Equity	7.22	4.80
Net Interest Margin	3.53	3.62
Earnings Per Share	$0.53	$0.34

Net Interest Income & Net Interest Margin

(dollars in millions)

- Despite the interest rate environment and minimal balance sheet growth, we have focused on growing revenue and protecting the net interest margin



Net Interest Income and Net Interest Margin
$40MM
$35MM
$30MM
$25MM
$20MM
4.00%
2.00%
0.00%
3.22%
3.67%
3.76%
3.62%
3.53%
$27.8
$30.0
$29.0
$27.4
$27.4
2009Y
2010Y
2011Y
2012Y
2013Y
Net Interest Income
NIM

Impact of Borrowings

(dollars in thousands, except ratios)

Amount	Rate	Maturity Date	Annual Expense
$10,000.00	3.700%	4/27/2015	$370
$10,000.00	4.025%	11/2/2016	$403
$10,000.00	4.130%	12/15/2016	$413
$10,000.00	4.208%	4/5/2017	$421
$10,000.00	4.234%	8/10/2017	$423
$10,000.00	3.337%	12/20/2017	$334
$15,000.00	3.670%	2/28/2018	$551
$75,000.00	3.885%		$2,914
		Annual expense if replaced with 2% funding:	$1,500
		Pre-tax Savings:	$1,414

	For the year-ended December 31, 2013	
Performance Ratios	**As Reported**	**Pro forma**
Earnings per common share – Diluted	$0.53	$0.65
Return on average assets	0.61%	0.73%
Net interest margin	3.53%	3.71%

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



$8MM
$6MM
$4MM
$2MM
$0MM
25%
20%
15%
10%
5%
$3.9MM
$5.0MM
$5.4MM
$6.8MM
$6.2MM
13.0%
14.2%
15.5%
19.5%
18.2%
2009Y
2010Y
2011Y
2012Y
2013Y
Noninterest Income
Noninterest Income / Revenue

Noninterest Income

(dollars in thousands)

	12/31/2013	12/31/2012
Branch fee income	$ 1,505	$ 1,528
Service and loan fee income	1,370	1,252
Gain on sale of SBA loans HFS	628	688
Gain on sale of mortgage loans	1,650	2,274
BOLI income	347	296
Net security gains	390	573
Other income	714	727
Total	$ 6,604	$ 7,338

Noninterest Expense Controls

(dollars in millions)

Noninterest Expense


$30MM
$25MM
$20MM
$15MM
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.64%
2.88%
3.00%
3.02%
2.88%
$23.9MM
$25.0MM
$24.5MM
$24.3MM
$24.0MM
2009Y
2010Y
2011Y
2012Y
2013Y
Noninterest Expense
Noninterest Expense / Average Assets

Noninterest Expense

(dollars in thousands)

	12/31/2013	12/31/2012
Compensation and benefits	$ 12,251	$ 12,560
Occupancy	2,571	2,722
Processing and communications	2,309	2,180
Furniture and equipment	1,478	1,480
Professional services	828	789
Loan collection costs	**822**	**682**
OREO expenses	**458**	**483**
Deposit insurance	666	664
Advertising	747	839
Other expenses	1,867	1,898
Total	$ 23,997	$ 24,297

Profitability Progression

Diluted Earnings per Share



$0.60
$0.40
$0.20
$0.00
-$0.20
-$0.40
$0.36
$0.10
$0.13
$0.34
$0.53
2009Y
2010Y
2011Y
2012Y
2013Y

Tangible Book Value Per Share



$8.00
$7.50
$7.00
$6.50
$6.00
$6.69
$6.87
$7.04
$7.42
$7.35
2009Y
2010Y
2011Y
2012Y
2013Y

* Reflects redemption of TARP preferred stock and the associated warrant.

Capital Ratios

- Unity
- FDIC-Insured Commercial Banks
- Unity with impact of $5 mil capital raise



Leverage Ratio
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
2009 2010 2011 2012 2013



Tier 1 Risk-Based Capital Ratio
17.00%
15.00%
13.00%
11.00%
9.00%
2009 2010 2011 2012 2013



Total Risk-Based Capital Ratio
18.00%
16.00%
14.00%
12.00%
10.00%
2009 2010 2011 2012 2013

* 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Improving bank fundamentals
- ✓ Positioned for economic rebound
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL